SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-KA

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                       Date of Report: January 25, 2000
                        (Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
    (Issuer in Respect of the REMIC Pass-Through Certificates, Series 2000-1) (Exact name of registrant as specified in charter)

 Delaware                     333-72459                     13-3408713
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(State or other juris-       (Commission                 (I.R.S. Employer
diction of organization)      File Nos.)                 Identification No.)


12855 North Outer Forty Drive, St. Louis, Missouri            63141
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(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code (314) 851-6305

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(Former name, former address and former fiscal year, if changed since last report.)

Item 5.        Other Events.

      Attached as Exhibit 8.1 is the opinion of Cadwalader, Wickersham & Taft with respect to certain tax matters relating to the Issuer's REMIC Pass-Through Certificates, Series 2000-1, including their consent.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CITICORP MORTGAGE SECURITIES, INC.
                                            (Registrant)

                                           By: /s/ Michael J. Tarpley
                                               -------------------------
                                                    Michael J. Tarpley
                                                    Assistant Vice President and
                                                    Assistant Secretary


Dated: January 25, 2000